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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________


                                  FORM 8-K/A



                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               November 19, 2001



                        Federal Realty Investment Trust
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             (Exact name of registrant as specified in its charter)


             Maryland                   1-07533                 52-0782497
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(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)


1626 East Jefferson Street, Rockville, Maryland               20852-4041
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(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: (301) 998-8100
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                        FEDERAL REALTY INVESTMENT TRUST

Item 5.  Other Events.

This Current Report on Form 8-K/A amends Federal Realty's Form 8-K filed with the Commission on November 26, 2001 and is being filed for the sole purpose of providing the opinion of counsel attached as Exhibit 5.1 hereto.

Item 7.  Exhibits.

Number      Description
------      -----------

1.1* Underwriting Agreement and Pricing Agreement, each dated as of November 19, 2001, by and among the Trust and Morgan Stanley & Co. Incorporated, First Union Securities, Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters listed therein.

5.1 Opinion of Hogan & Hartson L.L.P. as to the validity of the Series B Preferred Shares.

8.1*        Opinion of Hogan & Hartson L.L.P. as to certain tax matters.

23.1*       Consent of Arthur Andersen LLP.

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* Previously filed in connection with Federal Realty's Current Report on Form
  8-K filed with the Commission on November 26, 2001.

                                      -2-
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FEDERAL REALTY INVESTMENT TRUST


Date: November 29, 2001           By:  /s/ NANCY J. HERMAN
                                       ------------------------------
                                       Nancy J. Herman
                                       Senior Vice President--General
                                       Counsel and Secretary



                                      -3-
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                                 EXHIBIT INDEX

Number      Description
------      -----------
1.1*        Underwriting Agreement and Pricing Agreement, each dated as of
            November 19, 2001, by and among the Trust and Morgan Stanley & Co.
            Incorporated, First Union Securities, Inc. and Salomon Smith Barney
            Inc., as representatives of the several underwriters listed therein.

5.1 Opinion of Hogan & Hartson L.L.P. as to the validity of the Series B Preferred Shares.

8.1*        Opinion of Hogan & Hartson L.L.P. as to certain tax matters.

23.1*       Consent of Arthur Andersen LLP

______________
* Previously filed in connection with Federal Realty's Current Report on Form 8-K filed with the Commission on November 26, 2001.